SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Medtronic, Inc.

Name of the Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on August 25, 2011

MEDTRONIC, INC.

710 MEDTRONIC

PARKWAY MS LC300

MINNEAPOLIS, MN 55432-5604

Meeting Information
Meeting Type: Annual Meeting
For holders as of: June 27, 2011
Date: August 25, 2011 Time: 10:30 AM CDT
Location:	Medtronic World Headquarters
710 Medtronic Parkway
Minneapolis, Minnesota

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report        2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 11, 2011 to facilitate timely delivery.

— How To — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors
Nominees
01 Richard H. Anderson	02 David L. Calhoun	03 Victor J. Dzau, M.D.	04 Omar Ishrak	05 Shirley Ann Jackson PhD
06 James T. Lenehan	07 Denise M. O’Leary	08 Kendall J. Powell	09 Robert C. Pozen	10 Jean-Pierre Rosso
11 Jack W. Schuler

The Board of Directors recommends you vote FOR proposals 2. and 3.

2. To ratify the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent registered public accounting firm.

3. A non-binding advisory vote on executive compensation (a “Say-on-Pay” vote).

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4. A non-binding advisory vote on the frequency of Say-on-Pay votes.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

July 15, 2011

Notice of Electronic Distribution of Proxy Materials

To:	All Employees of Medtronic and Its Subsidiaries

Subject:	Medtronic Annual Report and Proxy Statement Available on the Internet

Electronic Annual Report and Proxy Statement. As in prior years, Medtronic’s 2011 Annual Report and Proxy Statement will be made available to all employee shareholders with e-mail access on-line. On Friday, July 15, 2011, the on-line materials will be available to view and print at http://www.medtronic.com/annualmeeting/. Electronic delivery saves Medtronic significant postage and processing costs.

You may access these proxy materials from any personal computer or terminal with internet access, including your personal computer at work. If you access the Proxy Statement and Annual Report from somewhere other than your workplace, there may be costs associated with electronic access, such as the typical usage charges from internet service providers and telephone companies. You are responsible for bearing these costs. Medtronic does not charge fees for electronic access.

We encourage you to use the internet to read and print the Annual Report and Proxy Statement. If you would like a paper copy, please see your email or paper notice. The phone number or email address and control number needed to make the request are on the notice. If you need multiple copies of the Annual Report and/or Proxy Statement, they can be ordered by e-mailing prodlit@medtronic.com, or by calling 888-775-2701. The UC numbers for multi-copy requests are UC201106687EN and UC201200603EN.

Voting Your Shares. If you have a Medtronic e-mail address, you will receive an e-mail notice, rather than a proxy card, which will provide instructions on how to vote your shares. Voting is very simple through the internet or by telephone by following the instructions on the e-mail notice or proxy card. This notice applies to any shares registered directly in your name or under your social security number whether held by book entry or stock certificates through our transfer agent (which includes the 2005 Employees Stock Purchase Plan), through the U.S. 401(k) Plan, or the Employee Stock Ownership Plan. These shares are included in the total shares voted when you submit your proxy card or vote pursuant to the e-mail notice.

If you do not have a Medtronic e-mail address, a “Notice of Internet Availability of Proxy Materials” (or “Notice”) containing instructions on how to access proxy materials will be mailed to you on or about July 15th, and you will not automatically receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials on the internet. The Notice also instructs you on how you may vote via the internet.

If you own Medtronic stock through a bank or brokerage account, those firms will mail you a separate Notice unless you notify them that you would like to receive the materials electronically or by printed copy by following the instructions on the Notice.

PLEASE POST THIS ANNOUNCEMENT

[Form of email notice sent by Broadridge to Medtronic shareholders participating in electronic delivery of proxy materials]

Subject: MEDTRONIC, INC. Annual Meeting

NOTICE — This is your notice of the 2011 MEDTRONIC, INC. Annual Meeting of Shareholders. You are receiving this e-mail because you are enrolled for Electronic Delivery or you are an employee of MEDTRONIC, INC. with a MEDTRONIC, INC. e-mail account.

This e-mail contains instructions on how to access Medtronic’s Annual Report and Proxy Statement and on how to vote your shares. Please read the instructions carefully before proceeding.

Important Notice Regarding the Availability of Proxy Materials

MEDTRONIC, INC.

MEETING DATE: August 25, 2011

RECORD DATE: June 27, 2011

CUSIP NUMBER: 585055106

This e-mail represents all shares in the following account(s).

NAME

CONTROL NUMBER:

VIEWING ANNUAL REPORT AND PROXY STATEMENT — Please review the Medtronic Annual Report and Proxy Statement before voting. The Proxy Statement discusses the proposals to be voted on. To view these documents, click on http://www.medtronic.com/annualmeeting.

Please note that Internet voting is not available at this site.

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/0012345678901

Internet voting is accepted until 11:59 p.m. Eastern Daylight Time on August 24, 2011 or, for shares held through the Medtronic, Inc. Savings and Investment Plan and the Medtronic Puerto Rico Employees’ Savings and Investment Plan, no later than 11:59 p.m. Eastern Daylight Time on August 22, 2011.

To access ProxyVote.com, you will need the control number identified above and your four digit PIN:

*	If you are a Medtronic, Inc. employee and have a U.S. social security number, this PIN is the last four digits of your social security number.

*	If you are a Medtronic, Inc. employee and do not have a U.S. social security number, this PIN is the last four digits of your Employee Identification number. If you do not know your Employee Identification number, please contact your HR representative.

*	If you are a shareholder who consented to receive proxy materials electronically, the PIN is the four digit number you selected at the time of your enrollment.

*	If you do not know your PIN, please follow the instructions on the ProxyVote web page.

You may also enter your voting instructions by touch-tone telephone at 1-800-690-6903. Telephone voting is accepted until 11:59 p.m. Eastern Daylight Time on August 24, 2011 or, for shares held through the Medtronic, Inc. Savings and Investment Plan and the Medtronic Puerto Rico Employees’ Savings and Investment Plan, no later than 11:59 p.m. Eastern Daylight Time on August 22, 2011. You will be prompted to enter your Control Number listed above.

If you are a Medtronic employee, this e-mail covers shares registered directly in your name or under your social security number, and the holdings from your U.S. employee benefit plans. These shares are included in the total shares voted when you submit your proxy card or vote pursuant to the e-mail notice. If you receive more than one e-mail, it generally means that your holdings include other names or different spellings of your name, and you must vote under all e-mails to vote all shares.

You may also vote in person at the Medtronic, Inc. Annual Meeting. For meeting directions, please call 763-505-5500.

CHANGING YOUR ENROLLMENT—To view, cancel or change your enrollment profile, please go to http://enroll.icsdelivery.com/mdt

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be paid by the shareholder.

Please do not send any e-mail to ID@ProxyVote.com.

Please REPLY to this e-mail with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.) AOL Users: please highlight the entire message before clicking reply.